Exhibit 10.2

AMENDMENT DEED

DEED dated 30th March 2007

PARTIES

1.	SYNTROLEUM INTERNATIONAL CORPORATION incorporated and registered in the State of Delaware, United States of America with registration number 3100840 whose registered office is at 4322 South 49th West Avenue, Tulsa, Oklahoma 74107;

2.	AFRICAN ENERGY EQUITY RESOURCES LIMITED incorporated and registered in England and Wales with company number 05724928 whose registered office is at 35 Portman Square, London, W1H 6LR;

3.	ENERGY EQUITY RESOURCES (NORWAY) LIMITED incorporated and registered in England and Wales with company number 5216866 whose registered office is at 35 Portman Square, London, W1H 6LR; and

4.	SYNTROLEUM CORPORATION incorporated and registered in the State of Delaware, United States of America with registration number 3034519 whose registered office is at 4322 South 49th West Avenue, Tulsa, Oklahoma 74107.

BACKGROUND

A.	The parties have executed and created a share sale and purchase agreement dated 19th January 2007 (“Principal Agreement”).

B.	The parties by mutual agreement wish to amend the Principal Agreement upon and subject to the provisions of this Deed.

PROVISIONS

THIS DEED PROVIDES:

1.	INTERPRETATION

1.1	Definitions

Meanings apply to words and expressions and capitalised terms used but not separately defined in this Deed as specified in clause 1.1 of the Principal Agreement, unless the context otherwise requires.

1.2	Interpretational Rules

Rules of interpretation apply to this Deed as specified in clause 1.1 of the Principal Agreement and in this provision, unless the context otherwise requires:

(a)	any reference to a provision is a reference to a clause of, or schedule to, the Principal Agreement or this Deed including each subclause, paragraph and subparagraph of that provision; and

(b)	the expression “business day” for the purposes of this Deed, means any day on which trading banks generally are open for business in the place of receipt of any written notice, payment of any moneys or performance of any liability by any party contemplated or required under this Deed, excluding a Saturday, Sunday or public holiday in that place.

1.3	Performance

Any payment or action required to be performed by a party under any provision of this Deed on or prior to a day which is not a business day must be paid or performed by the party on or prior to the immediately following business day.

2.	CONTRACT AMENDMENT

The Principal Agreement is amended by the deletion of clause 3.2(a) and the substitution on lieu thereof of the following with effect on and from the date of signing and delivery of this Deed by the parties (the “Effective Date”):

“(a)	US$ 10,171,802 (ten million, one hundred and seventy one thousand, eight hundred and two), in clear funds and without any set-off or deductions:

(i)	as to US$2,000,000 (two million) within 2 (two) clear business days of the Effective Date; and

(ii)	as to US$8, 171,802 (eight million, one hundred and seventy one thousand, eight hundred and two) within 21 (twenty one) clear business days of the Effective Date.”

3.	CONTRACT CONFIRMATION

The Principal Agreement continues in full force and effect upon and subject to its provisions, except to the extent amended by clause 2 of this Deed.

4.	OTHER PROVISIONS

The provisions of clauses 14 to 26 (both inclusive) of the Principal Agreement shall apply mutatis mutandis to this Deed.

EXECUTED as a deed.

SIGNED and DELIVERED	)
for and on behalf of SYNTROLEUM	)
INTERNATIONAL CORPORATION	)
by its corporate officers:	)	/s/ Edward G. Roth
Director
Full Name: Edward G. Roth

/s/ Michael L. Covey Jr.
Asst. Secretary
Full Name: Michael L. Covey Jr.

SIGNED and DELIVERED	)
for and on behalf of AFRICAN ENERGY	)
EQUITY RESOURCES LIMITED	)	/s/ Dr. P. A. Vingoe
by its corporate officers:	)	Director
Full Name: Dr. P. A. Vingoe

/s/ O. Okhomina
Director
Full Name: Mr. O. Okhomina

SIGNED and DELIVERED	)
for and on behalf of ENERGY EQUITY	)
RESOURCES (NORWAY) LIMITED	)
by its corporate officers:	)	/s/ Dr. P. A. Vingoe
Director
Full Name: Dr. P. A. Vingoe

/s/ Mr. O. Okhomina
Director
Full Name: Mr. O. Okhomina

SIGNED and DELIVERED	)
for and on behalf of SYNTROLEUM	)
CORPORATION by its corporate officers:	)	/s/ Edward G. Roth
Director
Full Name: Edward G. Roth

/s/ Michael L. Covey Jr.
Asst. Secretary
Full Name: Michael L. Covey Jr.

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